SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                          LIGHTPATH TECHNOLOGIES, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                          LIGHTPATH TECHNOLOGIES, INC.
                         6820 Academy Parkway East N.E.
                              Albuquerque, NM 87109
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 1999

To the Shareholders of LightPath Technologies, Inc.:

The annual meeting of the shareholders of LightPath Technologies, Inc., (the "Company") will be held at the Courtyard by Marriott, 5151 Journal Center Blvd., N.E., Albuquerque, New Mexico, 87109 on Monday, October 21, 1999 at 12:00 noon M.S.T. for the following purposes:

To be voted on by the holders of Class A and Class E Common Shares voting together:

     1) To elect Directors to Class III of the Board of Directors to serve for a three year term in accordance with the Certificate of Incorporation;

     2) To consider and act upon a proposal to ratify the selection of KPMG LLP as the Company's independent public accountants for the fiscal year ending June 30, 2000; and

     3) To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on September 15, 1999, are entitled to vote at the meeting and at any adjournment or postponement thereof. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of shareholders entitled to vote at the meeting will be available for inspection at the Company's corporate headquarters for any purpose germane to the meeting during ordinary business hours for ten (10) days prior to the meeting.

A copy of the Company's 1999 Annual Report on Form 10-KSB, which includes certified financial statements, is enclosed. Management and the Board of Directors cordially invite you to attend the annual meeting.

                                             By order of the Board of Directors,


                                                              Leslie A. Danziger
                                                                      Chairwoman
Albuquerque, New Mexico
September 15, 1999
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IMPORTANT:  IT IS  IMPORTANT  THAT YOUR  SHAREHOLDINGS  BE  REPRESENTED  AT THIS
MEETING. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS

                          LIGHTPATH TECHNOLOGIES, INC.
                         6820 Academy Parkway East N.E.
                              Albuquerque, NM 87109
--------------------------------------------------------------------------------

     The accompanying proxy is solicited by the Board of Directors of LightPath Technologies, Inc., a Delaware corporation ("Company"), for use at its annual meeting of shareholders to be held on October 21, 1999, or any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about September 17, 1999.

                       SOLICITATION AND VOTING OF PROXIES

     The cost of soliciting proxies, including the cost of preparing and mailing the Notice and Proxy Statement, will be paid by the Company. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. Proxies may be solicited by officers and Directors of the Company personally or by telephone or facsimile, but at no additional compensation. The Company may reimburse brokers, bankers, and others holding shares in their names for the benefit of others for the cost of forwarding proxy material and obtaining proxies from their beneficial owners.

     Only shareholders of record at the close of business on September 15, 1999 (the "Record Date"), may vote at the meeting or any adjournment or postponement thereof. As of the Record Date, there were approximately 5,088,431 shares of $.01 par value Class A Common Stock and 3,979,939 shares of $.01 par value Class E Common Stock of the Company outstanding. Holders of Class E Common Stock vote together as a single class with the Class A Common Stock, and each shareholder of record is entitled to one vote for each share of Common Stock registered in his, her or its name.

     Should they wish to vote at the meeting by proxy, holders of Class A Common Stock and Class E Common Stock should complete and return the enclosed proxy card. The Company's Bylaws provide that a majority of all the outstanding shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes withheld from any proposal or director nominee are counted for purposes of determining the presence of a quorum, but have no legal effect under Delaware law. Abstentions and broker non-votes will also be included in the determination of the number of shares represented for a quorum. For purposes of determining whether the requisite amount of shares have been cast in favor of a proposal, "Abstentions" will have the same effect as a vote against the proposal. However, broker non-votes will not be counted for purposes of voting on proposals. The Company shall in advance of the meeting, appoint one or more Inspectors of Election to count all proxies, votes and ballots at the meeting and make a written report thereof.

     All valid  proxies  received  before the meeting  and not  revoked  will be exercised. All shares represented by proxy will be voted, and where a shareholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If no choice is indicated on the proxy, the shares will be voted in accordance with the recommendations of the Board of Directors as to such matters. Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy).

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth, as of August 20, 1999, the number and percentage of outstanding shares of the Company's Class A and Class E Common Stock, each as a separate class and taken together, owned by (i) each stockholder known by the Company to own beneficially five percent or more of the outstanding Class A and Class E Common Stock of the Company taken together, (ii) each director, (iii) each of the Named Officers identified in the Summary Compensation Table and (iv) all executive officers and Directors of the Company as a group.

                                  Class A Common Stock       Class E Common Stock
                               -------------------------    ------------------------    % of Vote of all
Name and Address of            Number of         Percent    Number of        Percent        Classes of
Beneficial Owner (1)            Shares            Owned     Shares (2)        Owned        Common Stock
--------------------           ---------         -------    ----------       -------    ----------------
Leslie A. Danziger             291,349 (3)          6%      751,756 (4)         19%           11.5%

Donald E. Lawson               247,200 (5)          5%       25,000              1%              3%

Mark Fitch                      80,000 (6)          2%           --             --               1%

James Adler, Jr.                43,510 (7)          1%           --             --               *

Katherine Dietze                30,510 (8)          1%           --             --               *

Milton Klein                    39,278 (9)          1%      119,786 (10)         3%              2%

Louis Leeburg                   50,115 (11,16)      1%       29,088 (16)         1%              1%

Haydock H. Miller, Jr.          65,297 (12)         1%       73,819 (13)         2%              1%

James Wimbush                   36,509 (14)         1%           --             --               *

The John E. Fetzer
Institute, Inc. (15)           118,447              2%      473,789             12%              8%

All executive officers and
Directors as a group (9
persons)                       883,768             17%      999,449             25%             21%

----------
*    Less than one percent.
1. Except as otherwise noted, each of the parties listed above has sole voting and investment power over the securities listed. The address for all Directors and Mr. Fitch is care of LightPath Technologies, Inc., 6820 Academy Parkway East N.E., Albuquerque, New Mexico, 87109.
2.   Includes Classes E-1, E-2 and E-3 Common Stock.
3. Includes (i) options to purchase 200,399 Class A shares, all of which are immediately exercisable by Ms. Danziger and (ii) options to purchase 37,591 Class A shares, all of which are immediately exercisable held by Joel Goldblatt, Ms. Danziger's spouse. Excludes 152,592 shares of Class A common stock subject to a voting trust, of which Ms. Danziger is voting trustee, and held for the benefit of third parties. See "Voting Trust Agreement".
4. Includes options to purchase 101,466 Class E shares represented by immediately exercisable options and 36,363 Class E shares represented by immediately exercisable options held by Joel Goldblatt, Ms. Danziger's spouse. Excludes 974,651 shares of Class E common stock subject to a voting trust, of which Ms. Danziger is voting trustee, and held for the benefit of third parties. See "Voting Trust Agreement".
5. Includes options to purchase 235,000 Class A shares, of which 160,000 shares are immediately exercisable and the balance which vest by June 2001.
6. Includes options to purchase 80,000 Class A shares, of which 12,500 shares are immediately exercisable and the balance which vest by June 2003.
7. Includes options to purchase 43,510 Class A shares, of which 25,393 shares are immediately exercisable and the balance which vest by June 2001.
8. Includes options to purchase 30,510 Class A shares, of which 12,393 shares are immediately exercisable and the balance which vest by June 2001.
9. Includes options to purchase 21,054 Class A shares, all of which are immediately exercisable.
10. Includes options to purchase 46,880 Class E shares, all of which are immediately exercisable.

11. Includes options to purchase 42,843 Class A shares, of which 27,426 shares are immediately exercisable and the balance vest by June 2001.
12. Includes options to purchase 48,579 Class A shares, of which 30,462 shares are immediately exercisable and the balance vest by June 2001.
13. Includes 34,945 Class E shares represented by immediately exercisable options.
14. Includes options to purchase 33,509 Class A shares, of which 15,392 shares are immediately exercisable and the balance vest by June 2001.
15. The address of The John E. Fetzer Institute, Inc. is 9292 KL Avenue, Kalamazoo, Michigan 49009. 16. Includes 5,454 Class A shares and 21,816 Class E shares held directly and indirectly by Mr. Leeburg's brother. Shares held by the John E. Fetzer Institute are not, however, included in the beneficial ownership amounts for Mr. Leeburg.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, Directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the year ended June 30, 1999, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were satisfied.

VOTING TRUST AGREEMENT

     Stockholders of the Company owning an aggregate of 1,127,243 shares of Common Stock, which represents 12.4% of the total voting power outstanding at June 30, 1999, entered into a Voting Trust Agreement dated January 10, 1996. Pursuant to that Agreement, Leslie A. Danziger, Chairwoman of the Company, is designated as the trustee of the trust and empowered to vote all shares subject to the trust with respect to any matter submitted to a vote by the Company's stockholders, including voting in favor of the election of herself as a director of the Company and in favor of ratification and approval of acts of herself as a director in the conduct of business affairs of the Company. Consequently, combined with her individual holdings, Ms. Danziger effectively controls 20% of the total voting power of the Company outstanding as of August 20, 1999. Parties to the agreement may withdraw their shares upon ten days' prior written notice. The Voting Trust Agreement terminates upon the earlier of January 10, 2001 and/or the date on which Ms. Danziger ceases to be Chairwoman of the Board or resigns as trustee under the Agreement.

                       PROPOSAL NO. 1 - BOARD OF DIRECTORS

             ELECTION OF CLASS III DIRECTORS - TERM EXPIRING IN 1999

     The term of the Class III Directors on the Company's Board of Directors expires as of the date of the annual meeting. At the meeting, two Class III Directors will each be elected to serve a term of three years and until the election and qualification of his or her respective successor. Louis Leeburg has served as a Class III director of the Company since May 1996 and is standing for reelection. Donald Lawson has served as Class III director of the Company since April 1998 and is standing for reelection.

     The two nominees receiving the greatest number of votes cast at the annual meeting of shareholders will be elected to Class III of the Board of Directors. The Board of Directors has nominated Louis Leeburg and Donald Lawson for reelection to the Board of Directors as members of Class III thereof. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" ELECTION OF EACH OF THE
NOMINEES AS CLASS III DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2002.

     LOUIS LEEBURG, (age 45) has served as a Director of the Company since May 1996. Mr. Leeburg is a self-employed business consultant. From December 1988 until August 1993 he was the Vice President, Finance of The Fetzer Institute, Inc. From 1980 to 1988 he was in financial positions with different organizations with an emphasis in investment management. Mr. Leeburg was an audit manager for Price Waterhouse & Co. until 1980. Mr. Leeburg received a B.S. in accounting from Arizona State University. Mr. Leeburg is a member of Financial Foundation Officers Group and since January 1991, has served as the treasurer and trustee for the John E. Fetzer Memorial Trust Fund and as trustee for the John E. Fetzer ILM Trust Fund, affiliated with a significant stockholder of the Company.

     DONALD E. LAWSON (age 48) has served as a Director of the Company and has been CEO since April 1998, President since October 1997 and Treasurer since September 1995. He previously held the position of Executive Vice President since May 1995 until April 1998. Mr. Lawson has also served as the Company's Chief Operating Officer since June 1995 and is responsible for the Company's financial activities, manufacturing, sales, research and development, and intellectual property management. From 1991 to 1995, Mr. Lawson served as Vice President, Operations for Lukens Medical Corporation, a medical device manufacturer. From 1980 to 1990, Mr. Lawson served in various capacities, including Production Superintendent, for Ethicon, Inc., a division of Johnson & Johnson and a manufacturer of medical products. Mr. Lawson received a B.B.A. degree in Finance from Texas A & M University.

UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE TO ELECT EACH OF THE ABOVE LISTED NOMINEES. SHAREHOLDERS ARE NOT ENTITLED TO CUMULATE VOTES. IF A NOMINEE BECOMES UNAVAILABLE FOR REELECTION FOR ANY REASON, OR IF A VACANCY ON THE BOARD SHOULD OCCUR BEFORE THE ANNUAL MEETING, WHICH EVENTS ARE NOT ANTICIPATED, THE SHARES REPRESENTED BY THE ENCLOSED PROXY MAY BE VOTED FOR SUCH OTHER PERSONS AS THE BOARD OF DIRECTORS MAY RECOMMEND.

                              CONTINUING DIRECTORS

                   CLASS I DIRECTORS - TERMS EXPIRING IN 2001

     LESLIE A. DANZIGER (age 46) has served as Chairwoman of the Company since its incorporation in June 1992, and also held the position of CEO from 1992 until April 1998, and President from August 1995 until October 1997. Effective January 1, 1999, Ms. Danziger, with approval of the Board, modified the terms and responsibilities of her position. With a change from full to part time status, Ms. Danziger became a consultant to the Company. Ms. Danziger was a partner or executive officer of the Company's predecessors from 1985 until incorporation of the Company. Ms. Danziger is a founder of the Company and a co-inventor of the first two LightPath patents. She has developed and guided the execution of the Company's long-term business strategies and the development and commercialization of the Company's technologies. She represents the Company as a member of the LightChip, Inc. Board of Directors. From 1974 to 1979 she served as an Executive Vice President of COS, Inc., and from 1979 to 1982 she served as Executive Vice President of Arctic Communications Corporation. Both of these communication consulting firms developed tools designed to assist clients in resolving conflicts relating to economic development, land use and natural resource issues. Ms. Danziger attended the University of Texas. Ms. Danziger is married to Joel Goldblatt, who until September 1998, was a Vice President of the Company, and is the sister-in-law of Milton Klein, M.D., who served as a Director of the Company until October 1998.

     HAYDOCK H. MILLER, JR. (age 74) has served as a Director of the Company since January 1993. Since that time he has advised the Company on administrative,  management  and  financial  matters.  Mr.  Miller  served as an executive with the Aluminum Company of America (ALCOA), an aluminum manufacturer, from 1949 until his retirement in 1983. Mr. Miller received a B.A. degree from Yale University. His last position with ALCOA was Manager of Organization Analysis, an internal consulting group for all ALCOA departments and divisions prior thereto he was Manager for salaried job evaluations for ALCOA and its subsidiaries and immediately before that, was Superintendent of several ALCOA plants, concentrating on quality control and production techniques, and consultant to its operations in the United Kingdom. Since 1983, Mr. Miller has been an independent management consultant.

     JAMES A. WIMBUSH (age 63) has served as a Director of the Company since May 1998. He currently provides consulting services to venture capital groups and small cap companies. From 1984 until 1995 he served as Chairman and CEO of Lukens Medical Corporation, a medical device manufacturer. Prior to that he spent twenty years with Ethicon, Inc., a manufacturer of medical products, the Somerville, NJ division of Johnson & Johnson, concluding with four years as President. Mr. Wimbush received a B.S. in Finance and attended graduate school at Saint Louis University. He completed the Advanced Management Program at the Harvard Graduate School of Business.

                   CLASS II DIRECTORS - TERMS EXPIRING IN 2000

     JAMES L. ADLER JR. (age 71) has served as a Director of the Company since October 1997. Since 1989 he has been a partner at the law firm of Squire Sanders & Dempsey L.L.P., which has acted as general counsel to the Company since February 1996. Mr. Adler was formerly a partner of Greenbaum, Wolff & Ernst, New York City and of Storey & Ross, Phoenix, until the merger of the latter firm with Squire Sanders & Dempsey L.L.P. in 1989. Mr. Adler is a corporate, securities and international lawyer. In 1998-1999, Mr. Adler served as President of the Arizona Business Leadership Association (of which he remains a director), is a member of the Arizona District Export Council, and a Trustee of the Phoenix Committee on Foreign Relations. In March 1999, Mr. Adler was appointed by the government of Japan to a five year term as Honorary Counsel General of Japan at Phoenix for Arizona. He has previously served as Chairman of the International Law Section of the Arizona State Bar Association and, by gubernatorial appointments, as a Member of the Investment Committee of the Arizona State Retirement System and as a Member and Chairman of the Investment Committee of the State Compensation Fund. Mr. Adler graduated from Carleton College, magna cum laude in 1949 and in 1952 from Yale Law School. He is a member of the Arizona State Bar.

     KATHERINE E. DIETZE (age 41) has served as a Director of the Company since October 1998. She currently is a managing director in the Global Telecommunications and Media Group in the Investment Banking Department of Credit Suisse First Boston, a leading global investment bank which she joined in September 1996. For the prior eleven years she was with the investment banking firm of Salomon Brothers. Ms. Dietze received her B.A. from Brown University and her M.B.A. from Columbia University Graduate School of Business.

     MILTON KLEIN, M.D. (age 51) served as a Director of the Company since its inception until October 1998. Dr. Klein specializes in cardiology and from 1979 to 1994 practiced with Cardiovascular Specialists of Houston. Since 1994, Dr. Klein has practiced with Houston Cardiovascular Associates. In addition, since 1982 Dr. Klein has also been a Clinical Associate Professor of Medicine at The Baylor College of Medicine, Houston, Texas. He is a Fellow of the American College of Cardiology and the American College of Physicians. Dr. Klein received a B.S. degree from McGill University and M.D. from the University of California in San Diego. Dr. Klein is the brother-in-law of Leslie A. Danziger.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held nine meetings, including telephonic meetings, during the fiscal year ended June 30, 1999. Two of the Directors missed one meeting, the remaining Directors attended all of the meetings of the Board of Directors and of the meetings held by committees of the Board on which he or she served. The Board of Directors has a Compensation Committee which consists of Haydock H. Miller, Jr. and James Wimbush, which met five times during the fiscal year ended June 30, 1999. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company and also administers the Company's Omnibus Incentive Plan, pursuant to which incentive awards, including stock options, are granted to officers, key employees and consultants of the Company. The Audit Committee met once during the fiscal year ended June 30, 1999. The Audit Committee, which consists of
Louis Leeburg and Haydock H. Miller, Jr., met with the Company's independent accountants, to review the annual financial statements of the Company, and the effectiveness of the Company's financial and accounting functions and organization. The Board of Directors does not have a standing nominating committee.

DIRECTORS' COMPENSATION

     During the period from June 30, 1998 until May 1, 1999, non-employee Directors were compensated for their services at $1,000 per meeting attended. There was no compensation paid for telephonic meetings. Non-employee Directors serving on the Company's Board of Directors previously received nonqualified stock options of Class A Common Stock as part of the Directors Stock Plan. Each Director received an initial option initial option grant for 10,000 shares at the time the Director commenced service on the Board as well as an annual grant of 3,000 shares during the term served. Effective May 1, 1999 non-employee Directors are being compensated for their services in cash on a quarterly basis ($1,840 per quarter) plus options to acquire shares of Class A common stock based on a formula as provided by the Plan. On May 1, 1999, each director received a nonqualified stock option for 27,176 shares granted pursuant to the Directors Stock Option Plan adopted in June 1992 and amended in May 1999. The number of options received was based on the fair market value of the Class A Common Stock on the date of grant and the options vest ratably over their three year term. All Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and Committees thereof. Directors who are employees of the Company do not receive compensation for service on the Board or Committees of the Board other than their compensation as employees.

         PROPOSAL NO. 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed the independent public accounting firm of KPMG LLP to audit the Company's financial statements for the year ending June 30, 2000. Although it is not required to do so, the Board of Directors has submitted the selection of KPMG LLP to the shareholders for ratification. Unless a contrary choice is specified, proxies will be voted for ratification of the selection of KPMG LLP. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE RATIFICATION OF ITS SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid or accrued by the Company for the services rendered during the fiscal years ended June 30, 1999, 1998 and 1997 to the Company's Chief Executive Officer and the only other executive officer of the Company who earned in excess of $100,000 during the last fiscal year (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                    Long Term
                                          Annual Compensation     Compensation
                                         ---------------------       Class A
Name and Position             Year       Salary          Bonus     Options (1)
-----------------             ----       ------          -----     -----------
Leslie Danziger
  Chairwoman,                FY 1999   $ 125,000 (3)       0
  Former CEO(2)              FY 1998     150,000           0       225,000 (4)
                             FY 1997     150,000           0
Donald E. Lawson
  CEO and President (2)      FY 1999   $ 141,333 (5)       0        50,000 (8)
                             FY 1998     125,000 (6)       0       125,000 (9)
                             FY 1997      97,500 (7)       0        35,000 (10)
Mark Fitch
  Senior Vice President      FY 1999   $ 101,000 (11)      0        30,000 (13)
                             FY 1998      70,500 (12)      0        50,000 (14)
----------
(1)  Options are for Class A Common Stock only.
(2) Ms. Danziger served as Chief Executive Officer until April 1998, at which time Mr. Lawson assumed such position.
(3) Of this amount, $87,500 was paid as annual base salary and $37,500 was paid under the terms of Ms. Danzigers modified employment agreement.
(4) Options to purchase 225,000 Class A shares, of which 175,000 shares are immediately exercisable and the balance was forfeited under the terms of Ms. Danziger's modified employment agreement.
(5) Base salary was increased to $160,000 on March 1, 1999. Mr. Lawson purchased Company Class A stock at fair market value through a payroll deduction on a quarterly basis for a total of $12,560.
(6) Base salary was increased to $132,000 on February 1, 1998. Mr. Lawson purchased Company Class A stock stock at fair market value through a payroll deduction on a quarterly basis for a total of $8,160.
(7) Base salary was increased to $120,000 on April 1, 1997. Mr. Lawson purchased Company Class A stock stock at fair market value through a payroll deduction on a quarterly basis for a total of $4,080.
(8) Options to purchase 50,000 Class A shares, of which 25,000 shares are immediately exercisable and the balance which vest by June 2000.
(9) Options to purchase 125,000 Class A shares, of which 75,000 shares are immediately exercisable and the balance which vest as follows; 25,000 shares in June 2000 and 25,000 shares in June 2001.
(10) Options to purchase 35,000 Class A shares, all of which are immediately exercisable.
(11) Base salary was increased to $115,000 on March 1, 1999.
(12) Mr. Fitch was hired effective October 1, 1997.
(13) Options to purchase 30,000 Class A shares, none of which are immediately exercisable and the balance which vest as follows: 7,500 shares annually each September until September 2002.
(14) Options to purchase 50,000 Class A shares, of which 12,500 shares are immediately exercisable and the balance which vest as follows: 12,500 each October until October 2001.

     The following table sets forth information regarding Options granted to each of the Named Officers during the fiscal year ended June 30, 1999:

                              OPTION GRANTS FOR THE
                            YEAR ENDED JUNE 30, 1999

                      NUMBER OF
                     SECURITIES    % OF TOTAL
                     UNDERLYING      OPTIONS
                       OPTIONS     GRANTED TO    EXERCISE PRICE     EXPIRATION
NAME                  GRANTED(1)    EMPLOYEES       PER SHARE          DATE
----                 -----------   ----------    --------------     ----------
Leslie A. Danziger        --          --              --

Donald E. Lawson        50,000        19%            $2.84        April 2009

Mark Fitch              30,000        11%            $3.94        September 2008

----------
(1) Each option represented entitles the holder to purchase one share of Class A Common Stock and have a ten year life. Mr. Lawson's option vests as follows; 25,000 shares April 1999 and 25,000 shares in April 2000. Mr Fitch's vest 7,500 shares annually each September through 2002.

     The following table sets forth information regarding options exercised by each of the Named Officers during the fiscal year ended June 30, 1999 and the value of options held by each of the Named Officers at the fiscal year end.

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END VALUES

                                                         # OF SECURITIES
                                                            UNDERLYING
                                                       UNEXERCISED OPTIONS   VALUE OF UNEXERCISED
                            SHARES                          AT FY END,       IN-THE-MONEY OPTIONS
                          ACQUIRED ON                      EXERCISABLE/     AT FY END EXERCISABLE/
NAME                       EXERCISE    VALUE REALIZED     UNEXERCISABLE          UNEXERCISABLE
----                       --------    --------------     -------------          -------------
Leslie A. Danziger (1)        0             $0              200,399/0            $19,500/0 (3)

Donald E. Lawson (2)          0             $0            160,000/75,000             $0/0

Mark Fitch (2)                0             $0            12,500/67,500              $0/0

----------
(1) Stock options granted prior to the February 1996 IPO were bundled into Class A and Class E shares due to the recapitalization of the Company. The Bundled Stock Options total 101,466 of shares presented. Bundled Stock Options consist of 20% shares of Class A Common Stock, 30% shares of Class E-1 Common Stock, 30% shares of Class E-2 Common Stock, and 20% shares of Class E-3 Common Stock.
(2)  Options represented are solely to purchase shares of Class A Common Stock.
(3) Value shown relate solely to unexercised options to purchase Class A Common Stock and assumes a fiscal year end value of $1.97 per share of Class A common stock, based on the Nasdaq closing price for the Class A Common Stock on June 30, 1999. To compute the unrealized value of Class A Common Stock, the underlying Class E shares were excluded and 20% of the option exercise price was attributed to the Class A portion of the options. If the Class E shares were included, the shares held by Ms. Danziger would not be in-the-money at June 30, 1999.

EMPLOYMENT AGREEMENTS

     Donald E. Lawson executed a three-year employment agreement in April 1998, when he became the Chief Executive Officer of the Company. Mark Fitch executed a three-year employment agreement in March 1999, when he became the Senior Vice President of the Company. These agreements provide for annual base salaries of $160,000 and $115,000 for Mr. Lawson and Mr. Fitch, respectively. In the event the Company terminates the executive's employment during the term of the agreement without cause, or in the event the executive terminates the agreement for "good reason", the executive is entitled to (i) continue to receive salary until the earlier of obtaining comparable employment with another company or, the lapse of one year with respect to Mr. Lawson, and six months with respect to Mr. Fitch, (ii) continue to receive benefits until the earlier of obtaining comparable employment with another company or the corresponding periods stated in (i) above, (iii) have all unvested stock options become immediately exercisable, and (iv) receive a lump sum payment equal to the average of the annual bonuses paid to the executive during the previous three fiscal years. The Agreement defines "cause" to mean termination due to felony conviction, willful disclosure of confidential information or willful failure to perform the executive's duties. In addition, if the termination without cause occurs after a change in control of the Company, the executive shall also receive a lump sum severance payment equal to 2.99 times the executive's annual compensation, including bonuses. The Agreement defines "change in control" as an acquisition of 40% of Company's combined voting power by any party, a change in the majority of the Directors over a two-year period (unless supported by the incumbent Directors), a reorganization or other business combination resulting in the present stockholders of the Company no longer owning more than 50% of the combined voting power of the Company, a sale of substantially all of the assets of the Company or other similar transactions. The employment agreements reaffirm the executives' agreements pursuant to previously executed confidential information and invention agreements to, among other things, not compete with the Company for a period of two years following termination of employment and to assign any inventions, patents and other proprietary rights to the Company. Any controversies regarding the employment agreements are to be settled by binding arbitration.

     Leslie Danziger had entered into an Employment Agreement with the Company in November 1995 as Chief Executive Officer of the Company for which she received a base salary of $150,000. In April 1998, Ms. Danziger resigned as Chief Executive Officer but continued as Chairwoman of the Board. Effective January 1, 1999, Ms. Danziger, with approval of the Board, modified the terms and responsibilities of her position. With a change from full to part time status, Ms. Danziger became a consultant to the Company whereby she is entitled to receive $75,000 through October 31, 1999 after which time her compensation will equal that amount paid to Non-employee Directors. She is also entitled to receive a lump sum cash payment of $54,650 by October 31, 1999 representing deferred salary at June 30, 1999.

                              CERTAIN TRANSACTIONS

     During the period from November 1993 through August 1995, the Company deferred payment of salary to its executive officers due to a shortage of working capital. In November 1995, Leslie A. Danziger and Donald E. Lawson agreed to convert $300,000 and $25,000, respectively, of deferred salary into shares of Class E Common Stock at an average per share conversion price of $1.00 per share. Consequently, Ms. Danziger received 112,500 shares of Class E-1 Common Stock, 112,500 shares of Class E-2 Common Stock and 75,000 shares of Class E-3 Common Stock. Mr. Lawson received 9,375 shares of Class E-1 Common Stock, 9,375 shares of Class E-2 Common Stock and 6,250 shares of Class E-3 Common Stock. An aggregate of $7,500 of deferred salary is owed to Mr. Lawson at June 30, 1999 and was placed into a contingent liability account to be paid only upon the accomplishment of the milestones for conversion of the Class E-1 Common Stock into Class A Common Stock.

     During the fiscal years ended June 30, 1999 and 1998, Directors (or their firms) of the Company, provided legal and consulting services to the Company for which they billed the Company approximately $127,000 and $145,000, respectively. None of these Directors own more than 1% of the Company's outstanding common stock

     In June 1997, the Company entered into a joint venture agreement with Invention Machine Corporation (IMC), which owns 40,000 shares of unregistered Class A common stock, to create LightChip Inc., to develop and manufacture wavelength division multiplexing (WDM) systems for use by telecommunication carriers, and network system integrators. Under the terms of the agreement, LightChip utilized office equipment, office space and some personnel at no charge from LightPath during the year ended June 30, 1998. The estimated fair value of these services was approximately $137,000. In addition, LightChip reimbursed LightPath for personnel, services and working capital during fiscal year 1998 totaling, approximately $161,000.

     The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. In addition, ongoing and future transactions with affiliates will be on terms no less favorable than may be obtained from third parties, and any loans to affiliates will be approved by a majority of the disinterested Directors.

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed KPMG LLP to audit the financial statements of the Company for the fiscal year ending June 30, 2000. KPMG LLP has served as the Company's independent public accountants since June 1996. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

     Any shareholder proposals intended to be presented at the Company's 2000 annual shareholders' meeting must be received by the Company no later than May 20, 2000, to be evaluated by the Board for inclusion in the proxy statement for that meeting.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other business to be considered or acted upon at the annual meeting of shareholders other than that for which notice is provided, but in the event other business as to which the Company did not have notice of prior to August 2, 1999 is properly presented at the meeting, requiring a vote of shareholders, the proxy will be voted in accordance with the judgment on such matters of the person or persons acting as proxy. If any matter not appropriate for action at the meeting should be presented, the holders of the proxies shall vote against the consideration thereof or action thereon.

                        1999 ANNUAL REPORT ON FORM 10-KSB

     Copies of the Company's annual report included in the Form 10-KSB for the fiscal year ended June 30, 1999, as filed with the Securities and Exchange Commission have been included in this mailing. Additional copies may be obtained without charge by any shareholder to whom this proxy statement is delivered upon written request to Investor Relations, LightPath Technologies, Inc., 6820 Academy Parkway East N.E., Albuquerque, New Mexico 87109.


                                             By order of the Board of Directors,


                                                              Leslie A. Danziger
                                                                      Chairwoman

Albuquerque, New Mexico
September 15, 1999

                          LightPath Technologies, Inc.
                         6820 Academy Parkway East N.E.
                              Albuquerque, NM 87109

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Leslie A. Danziger, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Stockholders of LightPath Technologies, Inc. (the "Company") to be held on October 21, 1999, at noon, M.S.T. at the Courtyard by Marriott, 5151 Journal Center Blvd., NE, Albuquerque, New Mexico, 87109 and any adjournments or postponements thereof, and thereat to vote all shares of Class A and Class E Common Stock which the undersigned would be entitled to cast if personally present at indicated herein:

                  PLEASE MARK YOUR CHOICES IN BLUE OR BLACK INK

(1) Proposal No. 1: Election of Class III Directors: Nominees are Louis Leeburg and Donald Lawson.


     [ ] FOR          [ ] WITHHOLD AUTHORITY to vote for the following nominees:

(2) Proposal No. 2: Ratify the selection of KPMG LLP as independent accountants for the Company for the fiscal year ending June 30, 2000.

     [ ] FOR                       [ ] AGAINST                       [ ] ABSTAIN

In his/her discretion, the proxy is authorized to vote on such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

                   (PLEASE DATE AND SIGN ON THE REVERSE SIDE)

(CONTINUED FROM OTHER SIDE)

     IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTION IS GIVEN, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR CLASS III DIRECTORS, AND "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2000. THIS PROXY ALSO DELEGATES AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Form 10-KSB of LightPath Technologies, Inc.

PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED REPLY ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                                        ----------------------------------------
                                                        SIGNATURE

                                        ----------------------------------------
                                                        SIGNATURE

                                        Dated;______________________________1999
                                        (When signing as an attorney,  executor,
                                        administrator,   trustee  or   guardian,
                                        please   give   title   as   such.    If
                                        stockholder is a corporation please sign
                                        in  full   corporate   name  by  a  duly
                                        authorized officer or officers. Where stock is issued in the name of two or more persons, all such persons should sign.)